EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	Benjamin Franklin Hotel, Inc.	Washington
6)	BRE/Swiss L.L.C.	Delaware
7)	Calgary Charlotte Holdings Company	Nova Scotia
8)	Calgary Charlotte Partnership	Alberta, CN
9)	CB Realty Sales, Inc.	Delaware
10)	CCES Chicago LLC	Delaware
11)	CCFH Maui LLC	Delaware
12)	CCFS Atlanta LLC	Delaware
13)	CCFS Philadelphia LLC	Delaware
14)	CCHH Atlanta LLC	Delaware
15)	CCHH Burlingame LLC	Delaware
16)	CCHH Cambridge LLC	Delaware
17)	CCHH Host Capitol Hill LLC	Delaware
18)	CCHH Maui LLC	Delaware
19)	CCHH Reston LLC	Delaware
20)	CCHI Singer Island LLC	Delaware
21)	CCMH Atlanta Marquis LLC	Delaware
22)	CCMH Atlanta Suites LLC	Delaware
23)	CCMH Chicago CY LLC	Delaware
24)	CCMH Copley LLC	Delaware
25)	CCMH Coronado LLC	Delaware
26)	CCMH Costa Mesa Suites LLC	Delaware
27)	CCMH DC LLC	Delaware
28)	CCMH Denver SE LLC	Delaware
29)	CCMH Denver Tech LLC	Delaware
30)	CCMH Denver West LLC	Delaware
31)	CCMH Diversified LLC	Delaware
32)	CCMH Downer’s Grove Suites LLC	Delaware
33)	CCMH Dulles AP LLC	Delaware
34)	CCMH Dulles Suites LLC	Delaware
35)	CCMH Fin Center LLC	Delaware
36)	CCMH Fisherman’s Wharf LLC	Delaware
37)	CCMH Gaithersburg LLC	Delaware
38)	CCMH Hanover LLC	Delaware
39)	CCMH Houston AP LLC	Delaware
40)	CCMH Houston Galleria LLC	Delaware
41)	CCMH IHP LLC	Delaware
42)	CCMH Kansas City AP LLC	Delaware
43)	CCMH Key Bridge LLC	Delaware
44)	CCMH Lenox LLC	Delaware
45)	CCMH Manhattan Beach LLC	Delaware
46)	CCMH Marina LLC	Delaware
47)	CCMH McDowell LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48)	CCMH Memphis LLC	Delaware
49)	CCMH Metro Center LLC	Delaware
50)	CCMH Minneapolis LLC	Delaware
51)	CCMH Moscone LLC	Delaware
52)	CCMH Nashua LLC	Delaware
53)	CCMH Newark LLC	Delaware
54)	CCMH Newport Beach LLC	Delaware
55)	CCMH Newport Beach Suites LLC	Delaware
56)	CCMH Newton LLC	Delaware
57)	CCMH O’Hare AP LLC	Delaware
58)	CCMH O’Hare Suites LLC	Delaware
59)	CCMH Orlando LLC	Delaware
60)	CCMH Palm Desert LLC	Delaware
61)	CCMH Park Ridge LLC	Delaware
62)	CCMH Pentagon RI LLC	Delaware
63)	CCMH Perimeter LLC	Delaware
64)	CCMH Philadelphia AP LLC	Delaware
65)	CCMH Philadelphia Mkt. LLC	Delaware
66)	CCMH Portland LLC	Delaware
67)	CCMH Potomac LLC	Delaware
68)	CCMH Properties II LLC	Delaware
69)	CCMH Quorum LLC	Delaware
70)	CCMH Riverwalk LLC	Delaware
71)	CCMH Rocky Hill LLC	Delaware
72)	CCMH San Diego LLC	Delaware
73)	CCMH San Fran AP LLC	Delaware
74)	CCMH Santa Clara LLC	Delaware
75)	CCMH Scottsdale Suites LLC	Delaware
76)	CCMH South Bend LLC	Delaware
77)	CCMH Tampa AP LLC	Delaware
78)	CCMH Tampa Waterside LLC	Delaware
79)	CCMH Times Square LLC	Delaware
80)	CCMH Westfields LLC	Delaware
81)	CCRC Amelia Island LLC	Delaware
82)	CCRC Buckhead/Naples LLC	Delaware
83)	CCRC Dearborn LLC	Delaware
84)	CCRC Marina LLC	Delaware
85)	CCRC Naples Golf LLC	Delaware
86)	CCRC Phoenix LLC	Delaware
87)	CCRC San Francisco LLC	Delaware
88)	CCRC Tysons LLC	Delaware
89)	CCSH Atlanta LLC	Delaware
90)	CCSH Boston LLC	Delaware
91)	CCSH Chicago LLC	Delaware
92)	Chesapeake Hotel Limited Partnership	Delaware
93)	Cincinnati Plaza LLC	Delaware
94)	City Center Hotel Limited Partnership	Minnesota
95)	CLDH Meadowvale, Inc.	Ontario

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
96)	CLMH Airport, Inc.	Ontario
97)	CLMH Calgary, Inc.	Ontario
98)	CLMH Eaton Centre, Inc.	Ontario
99)	Davis Realty LLC	Delaware
100)	DS Hotel LLC	Delaware
101)	Durbin LLC	Delaware
102)	East Side Hotel Associates, L.P.	Delaware
103)	Elcrisa S.A. de C.V.	Mexico
104)	Euro JV Manager LLC	Delaware
105)	Euro JV Manager B.V.	Netherlands
106)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
107)	Fernwood Atlanta Corporation	Delaware
108)	GLIC, LLC	Hawaii
109)	Lauderdale Beach Association	Florida
110)	Harbor-Cal S.D. Partnership	California
111)	Hanover Hotel Acquisition Corp.	Delaware
112)	HHR Newport Beach LLC	Delaware
113)	HHR Harbor Beach LLC	Delaware
114)	HHR Lauderdale Beach Limited Partnership	Delaware
115)	HHR Naples LLC	Delaware
116)	HMA Realty Limited Partnership	Delaware
117)	HMA-GP LLC	Delaware
118)	HMC Airport, Inc.	Delaware
119)	HMC Amelia I LLC	Delaware
120)	HMC Amelia II LLC	Delaware
121)	HMC AP Canada Company	Nova Scotia
122)	HMC AP GP LLC	Delaware
123)	HMC AP LP	Delaware
124)	HMC Atlanta LLC	Delaware
125)	HMC BCR Holdings LLC	Delaware
126)	HMC BN Corporation	Delaware
127)	HMC Burlingame Hotel LLC	Delaware
128)	HMC Burlingame II LLC	Delaware
129)	HMC Burlingame LLC	Delaware
130)	HMC Cambridge LLC	Delaware
131)	HMC Capital Resources LLC	Delaware
132)	HMC Charlotte (Calgary) Company	Nova Scotia
133)	HMC Charlotte GP LLC	Delaware
134)	HMC Charlotte LP	Delaware
135)	HMC Chicago Lakefront LLC	Delaware
136)	HMC Chicago LLC	Delaware
137)	HMC Copley LLC	Delaware
138)	HMC Desert LLC	Delaware
139)	HMC Diversified American Hotels, L.P.	Delaware
140)	HMC Diversified LLC	Delaware
141)	HMC DSM LLC	Delaware
142)	HMC East Side II LLC	Delaware
143)	HMC East Side LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
144)	HMC Gateway LLC	Delaware
145)	HMC Gateway, Inc.	Delaware
146)	HMC Georgia LLC	Delaware
147)	HMC Grace (Calgary) Company	Nova Scotia
148)	HMC Grand LLC	Delaware
149)	HMC Hanover LLC	Delaware
150)	HMC Hartford LLC	Delaware
151)	HMC Headhouse Funding LLC	Delaware
152)	HMC Host Atlanta, Inc.	Delaware
153)	HMC Host Restaurants LLC	Delaware
154)	HMC Hotel Development LLC	Delaware
155)	HMC Hotel Properties II Limited Partnership	Delaware
156)	HMC Hotel Properties Limited Partnership	Delaware
157)	HMC HT LLC	Delaware
158)	HMC JWDC GP LLC	Delaware
159)	HMC Kea Lani LLC	Delaware
160)	HMC Lenox LLC	Delaware
161)	HMC Manhattan Beach LLC	Delaware
162)	HMC MDAH One Corporation	Delaware
163)	HMC Market Street LLC	Delaware
164)	HMC Maui LLC	Delaware
165)	HMC McDowell LLC	Delaware
166)	HMC McDowell Mountains LLC	Delaware
167)	HMC Mexpark LLC	Delaware
168)	HMC MHP II LLC	Delaware
169)	HMC MHP II, Inc.	Delaware
170)	HMC Naples Golf, Inc.	Delaware
171)	HMC NGL LLC	Delaware
172)	HMC O’Hare Suites Ground LLC	Delaware
173)	HMC OLS I LLC	Delaware
174)	HMC OLS I LP	Delaware
175)	HMC OLS II LP	Delaware
176)	HMC OP BN LLC	Delaware
177)	HMC Pacific Gateway LLC	Delaware
178)	HMC Palm Desert LLC	Delaware
179)	HMC Partnership Properties LLC	Delaware
180)	HMC PLP LLC	Delaware
181)	HMC Polanco LLC	Delaware
182)	HMC Potomac LLC	Delaware
183)	HMC Properties I LLC	Delaware
184)	HMC Property Leasing LLC	Delaware
185)	HMC Reston LLC	Delaware
186)	HMC Retirement Properties, L.P.	Delaware
187)	HMC SBM Two LLC	Delaware
188)	HMC Seattle LLC	Delaware
189)	HMC SFO LLC	Delaware
190)	HMC Suites Limited Partnership	Delaware
191)	HMC Suites LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
192)	HMC Swiss Holdings LLC	Delaware
193)	HMC Times Square Hotel LLC	Delaware
194)	HMC Times Square Partner LLC	Delaware
195)	HMC Toronto Air Company	Nova Scotia
196)	HMC Toronto Airport GP LLC	Delaware
197)	HMC Toronto Airport LP	Delaware
198)	HMC Toronto EC Company	Nova Scotia
199)	HMC Toronto EC GP LLC	Delaware
200)	HMC Toronto EC LP	Delaware
201)	HMC/Interstate Manhattan Beach, L.P.	Delaware
202)	HMC/RGI Hartford, L.P.	Delaware
203)	HMH General Partner Holdings LLC	Delaware
204)	HMH HPT CBM LLC	Delaware
205)	HMH HPT RIBM LLC	Delaware
206)	HMH Marina LLC	Delaware
207)	HMH Pentagon LLC	Delaware
208)	HMH Restaurants LLC	Delaware
209)	HMH Rivers L.P.	Delaware
210)	HMH Rivers LLC	Delaware
211)	HMH WTC LLC	Delaware
212)	HMT Lessee Sub (Atlanta) LLC	Delaware
213)	HMT Lessee Sub (Palm Desert) LLC	Delaware
214)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
215)	HMT Lessee Sub I LLC	Delaware
216)	HMT Lessee Sub II LLC	Delaware
217)	HMT Lessee Sub III LLC	Delaware
218)	HMT Lessee Sub IV LLC	Delaware
219)	HMT SPE (Atlanta) Corporation	Delaware
220)	HMT SPE (Palm Desert) Corporation	Delaware
221)	Hopewell Associates, L.P.	Georgia
222)	Host Atlanta Perimeter Ground LLC	Delaware
223)	Host SH Boston Corporation	Massachusetts
224)	Host CAD Business Trust	Maryland
225)	Host CLP Business Trust	Maryland
226)	Host CLP LLC	Delaware
227)	Host California Corporation	Delaware
228)	Host Capitol Hill LLC	Delaware
229)	Host Cincinnati Hotel LLC	Delaware
230)	Host Cincinnati II LLC	Delaware
231)	Host DSM Limited Partnership	Delaware
232)	Host Dallas Quorum Ground LLC	Delaware
233)	Host Denver Hotel Company	Delaware
234)	Host Denver LLC	Delaware
235)	Host FJD Business Trust	Maryland
236)	Host Financing LLC	Delaware
237)	Host Fourth Avenue LLC	Delaware
238)	Host Hanover Hotel Corporation	Delaware
239)	Host Hanover Limited Partnership	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
240)	Host Harbor Island Corporation	Delaware
241)	Host Hotels & Resorts, L.P.	Delaware
242)	Host Hotels Limited	United Kingdom
243)	Host Houston Briar Oaks, L.P.	Delaware
244)	Host Indianapolis Hotel LLC	Delaware
245)	Host Indianapolis Hotel Member LLC	Delaware
246)	Host Indianapolis I LLC	Delaware
247)	Host Indianapolis LLC	Indiana
248)	Host Kierland LLC	Delaware
249)	Host La Jolla LLC	Delaware
250)	Host Los Angeles LLC	Delaware
251)	Host MHP Two Corporation	Delaware
252)	Host Maui Vacation Ownership LLC	Delaware
253)	Host Mission Hills Hotel LLC	Delaware
254)	Host Mission Hills II LLC	Delaware
255)	Host Mission Hills LLC	Delaware
256)	Host Needham LLC	Delaware
257)	Host Needham II LLC	Delaware
258)	Host Needham Hotel LLC	Delaware
259)	Host of Boston, Ltd.	Massachusetts
260)	Host of Houston 1979	Texas
261)	Host of Houston Ltd.	Texas
262)	Host Park Ridge LLC	Delaware
263)	Host PLN Business Trust	Maryland
264)	Host Properties, Inc.	Delaware
265)	Hotel Properties Management, Inc.	Delaware
266)	Host Realty LLC	Delaware
267)	Host Realty Company LLC	Delaware
268)	Host Realty Hotel LLC	Delaware
269)	Host Realty Partnership, L.P.	Delaware
270)	Host San Diego LLC	Delaware
271)	Host San Diego Hotel LLC	Delaware
272)	Host Tucson LLC	Delaware
273)	Host UK Business Trust	Maryland
274)	Host Waltham LLC	Delaware
275)	Host Waltham II LLC	Delaware
276)	Host Waltham Hotel LLC	Delaware
277)	HST Chicago Ground LLC	Delaware
278)	HST Asia/Australia TRS LLC	Delaware
279)	HST Asia/Australia LLC	Delaware
280)	HST Asia/Australia Asset Manager LLC	Delaware
281)	HST GP LAX LLC	Delaware
282)	HST GP Mission Hills LLC	Delaware
283)	HST GP San Diego LLC	Delaware
284)	HST GP SR Houston LLC	Delaware
285)	HST GP South Coast LLC	Delaware
286)	HST I LLC	Delaware
287)	HST II LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
288)	HST III LLC	Delaware
289)	HST Kierland LLC	Delaware
290)	HST Lessee Boston LLC	Delaware
291)	HST Lessee Cincinnati LLC	Delaware
292)	HST Lessee CMBS LLC	Delaware
293)	HST Lessee Denver LLC	Delaware
294)	HST Lessee Indianapolis LLC	Delaware
295)	HST Lessee Keystone LLC	Delaware
296)	HST Lessee LAX LP	Delaware
297)	HST Lessee Mission Hills LP	Delaware
298)	HST Lessee Needham LLC	Delaware
299)	HST Lessee San Diego LP	Delaware
300)	HST Lessee SLT LLC	Delaware
301)	HST Lessee SNYT LLC	Delaware
302)	HST Lessee South Coast LP	Delaware
303)	HST Lessee SR Houston LLC	Delaware
304)	HST Lessee Tucson LLC	Delaware
305)	HST Lessee Waltham LLC	Delaware
306)	HST Lessee West Seattle LLC	Delaware
307)	HST Lessee WNY LLC	Delaware
308)	HST Lessee W Seattle LLC	Delaware
309)	HST LT LLC	Delaware
310)	HST RHP LLC	Delaware
311)	HST Sub-Owner LLC	Delaware
312)	HTKG Development Associates Management Corporation	California
313)	IHP Holdings Partnership LP	Pennsylvania
314)	Ivy Street Hopewell LLC	Delaware
315)	Ivy Street Hotel Limited Partnership	Georgia
316)	Ivy Street LLC	Delaware
317)	JWDC Limited Partnership	Delaware
318)	Market Street Host LLC	Delaware
319)	MFI Liquidating Agent LLC	Delaware
320)	MHP Acquisition Corp.	Delaware
321)	MHP II Acquisition Corp.	Delaware
322)	MOHS Corporation	Delaware
323)	Marriott Mexico City Partnership, G.P.	Delaware
324)	MDSM Finance LLC	Delaware
325)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
326)	New Market Street LP	Delaware
327)	Pacific Gateway, Ltd.	California
328)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
329)	Philadelphia Airport Hotel Corporation	Pennsylvania
330)	Philadelphia Airport Hotel LLC	Delaware
331)	Philadelphia Market Street Hotel Corporation	Pennsylvania
332)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
333)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
334)	PM Financial LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
335)	PM Financial LP	Delaware
336)	Potomac Hotel Limited Partnership	Delaware
337)	RHP Foreign Lessee LLC	Delaware
338)	Rockledge CBM Investor II LLC	Delaware
339)	Rockledge CBM One Corporation	Delaware
340)	Rockledge Hanover LLC	Delaware
341)	Rockledge HMC BN LLC	Delaware
342)	Rockledge HMT LLC	Delaware
343)	Rockledge Hotel LLC	Delaware
344)	Rockledge Hotel Properties, Inc.	Delaware
345)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
346)	Rockledge Manhattan Beach LLC	Delaware
347)	Rockledge Minnesota LLC	Delaware
348)	Rockledge NY Times Square LLC	Delaware
349)	Rockledge Potomac LLC	Delaware
350)	Rockledge Riverwalk LLC	Delaware
351)	Rockledge Square 254 LLC	Delaware
352)	S.D. Hotels LLC	Delaware
353)	S.D. Hotels, Inc.	Delaware
354)	Santa Clara Host Hotel Limited Partnership	Delaware
355)	Seattle Host Hotel Company LLC	Delaware
356)	Host Holding Business Trust	Maryland
357)	SNYT LLC	Delaware
358)	South Coast Host Hotel LLC	Delaware
359)	Starlex LLC	Delaware
360)	Timeport, L.P.	Georgia
361)	Times Square GP LLC	Delaware
362)	Times Square HMC Hotel, L.P.	New York
363)	Times Square LLC	Delaware
364)	Timewell Group, L.P.	Georgia
365)	W&S Realty Corporation of Delaware	Delaware
366)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
367)	YBG Associates LLC	Delaware